EXHIBIT 4.38

                               EXTENSION AGREEMENT

                          dated as of February 28, 2001

                                      among

                          DOLLAR THRIFTY FUNDING CORP.,
                             an Oklahoma corporation

                         CERTAIN FINANCIAL INSTITUTIONS,
                            as the Liquidity Lenders

                                       and

                  CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH,
                               as Liquidity Agent





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                               EXTENSION AGREEMENT


     THIS EXTENSION AGREEMENT (this "Agreement") dated as of February 28, 2001, is entered into among Dollar Thrifty Funding Corp., an Oklahoma corporation ("DTFC"), the undersigned financial institutions (the "Liquidity Lenders"), Credit Suisse First Boston, New York Branch, a Swiss banking corporation ("Liquidity Agent"), The Chase Manhattan Bank, not as a party but as Syndication Agent, and Deutsche Bank AG, New York Branch, not as a party but as Documentation Agent.

                                    RECITALS:

     A. The undersigned are parties to that certain Liquidity Agreement dated as of March 4, 1998, among DTFC, the Liquidity Lenders, the Liquidity Agent and The Chase Manhattan Bank, not as a party but as Syndication Agent, as subsequently amended by (i) Amendment No. 1 to Liquidity Agreement dated as of March 4, 1999,
(ii)  Amendment No. 2 to Liquidity  Agreement  dated as of October 20, 1999, and
(iii) Amendment No. 3 to Liquidity Agreement dated as of February 18, 2000 (as amended to the date hereof, the "Liquidity Agreement"); and

     B. The undersigned desire to extend the Scheduled Liquidity Commitment Termination Date from February 28, 2001 to February 26, 2002.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Definitions List annexed to the Liquidity Agreement as Annex A, as such Definitions List has heretofore been or may hereafter be amended or modified from time to time in accordance with the provisions of the Liquidity Agreement.

     2. Extension. Pursuant to Section 3.5 of the Liquidity Agreement, the Scheduled Liquidity Commitment Termination Date with respect to each undersigned Liquidity Lender is hereby extended on February 28, 2001 until February 26, 2002.

     3. Condition to Effectiveness. The effectiveness of this Agreement shall be conditioned upon the effectiveness of that certain Amendment No. 4 to Liquidity Agreement dated as of the date hereof among DTFC, the financial institutions parties thereto, and the Liquidity Agent.

     4. Continuing Accuracy of Representations and Warranties. The representations and warranties of DTFC in each of the CP Program Documents to which DTFC is a party are true and correct (in all material respects to the extent such representations and warranties do not incorporate a materiality limitation in their terms) on the date of this Agreement as though made on and as of the date of this Agreement.



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     5.   Binding  Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

     6. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     7. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.


                         [SIGNATURES ON FOLLOWING PAGES]




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     IN WITNESS  WHEREOF,  the  undersigned  have  caused this  Agreement  to be executed and delivered as of the day and year first above written.

                                     DTFC:

                                     DOLLAR THRIFTY FUNDING CORP.,
                                     an Oklahoma corporation

                                     By: _______________________________________
                                         Pamela S. Peck
                                         Vice President and Treasurer


                                     LIQUIDITY AGENT:

                                     CREDIT SUISSE FIRST BOSTON, NEW YORK
                                     BRANCH, a Swiss banking corporation

                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________

                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________






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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$80,000,000                          CREDIT SUISSE FIRST BOSTON, NEW YORK
                                     BRANCH, a Swiss banking corporation


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________

                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________









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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$80,000,000                          THE CHASE MANHATTAN BANK


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________







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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:

                                     ING (U.S.) CAPITAL, LLC


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________










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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$50,000,000                          THE BANK OF NOVA SCOTIA


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________




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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$50,000,000                          ABN AMRO BANK N.V.


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________

                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________








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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$40,000,000                          CREDIT INDUSTRIEL ET COMMERCIAL


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________

                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________










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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$40,000,000                          DRESDNER BANK AG, NEW YORK AND
                                     GRAND CAYMAN BRANCHES


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________

                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________





















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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$25,000,000                          BNP PARIBAS


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________





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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$25,000,000                          BBL INTERNATIONAL (U.K.) LTD


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________




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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$50,000,000                          BANK OF MONTREAL


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________






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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$50,000,000                          BANK ONE, NA


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________






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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$30,000,000                          BAYERISCHE LANDESBANK GIROZENTRALE,
                                     NEW YORK BRANCH


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________






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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$25,000,000                          COMERICA BANK


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________





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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:

$60,000,000                          DEUTSCHE BANK AG, NEW YORK A/O
                                     CAYMAN ISLANDS BRANCHES


                                     By: _______________________________________
                                         Name:__________________________________
                                         Title:_________________________________



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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$25,000,000                          WELLS FARGO BANK


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________






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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$10,000,000                          UMB BANK, N.A.


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________




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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$25,000,000                          LANDESBANK HESSEN-THURINGEN
                                                    GIROZENTRALE


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________

                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________






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